UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

Frontdoor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38617	82-3871179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Players Club Parkway, Memphis Tennessee	38125
(Address of principal executive offices)	(Zip Code)

(901) 701-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2023, the Company held its 2023 Annual Meeting for Stockholders. The holders of 93.12% shares of the Company’s common stock (or 75,910,198 of the 81,520,248 shares outstanding and entitled to vote) were represented in person or by proxy constituting a quorum. At the meeting, the Company’s stockholders (1) elected the seven persons listed below to serve as directors for a term of one year expiring at the Company’s 2024 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office; (2) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023; and (3) approved, on an advisory basis, the Company’s named executive officer compensation. Each of these proposals is described in greater detail in the 2023 Proxy Statement. Set forth below are the voting results for these proposals.

(1)

Election of seven directors for a term of one year expiring at the Company’s 2024 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office:

Nominee Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

William C. Cobb	72,322,942	1,617,415	43,179	1,926,662
D. Steve Boland	73,459,542	479,855	44,139	1,926,662
Anna C. Catalano	68,007,436	5,931,714	44,386	1,926,662
Peter L. Cella	73,759,698	179,399	44,439	1,926,662
Christopher L. Clipper	73,826,892	112,505	44,139	1,926,662
Brian P. McAndrews	59,050,991	14,888,118	44,427	1,926,662
Liane J. Pelletier	73,777,870	161,477	44,189	1,926,662

(2)	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes

75,856,364	13,902	39,932	0

(3)	Advisory vote to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes

66,630,943	7,279,678	72,915	1,926,666

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2023	FRONTDOOR, INC.

	By:	/s/ Jeffrey A. Fiarman
Name: Jeffrey A. Fiarman
Title: Senior Vice President, General Counsel and Secretary